UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report: March 25, 2004

(Date of earliest event reported)

PENN VIRGINIA RESOURCE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-16735	23-3087517
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification no.)

Three Radnor Corporate Center, Suite 230 100 Matsonford Road Radnor, Pennsylvania 19087	(610) 687-8900
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

ITEM 9. Regulation FD Disclosure.

The registrant issued a press release dated March 25, 2004, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1   Press Release of Penn Virginia Resource Partners, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penn Virginia Resource Partners, L.P.

By:	Penn Virginia Resource GP, LLC, its General Partner

By:	/s/ NANCY M. SNYDER
Nancy M. Snyder
Vice President

Date: March 25, 2004

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release of Penn Virginia Resource Partners, L.P.